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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|

 Check the appropriate box:
|_|   Preliminary proxy statement
|_|   Definitive proxy statement
|X|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SouthBanc Shares, Inc.
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                (Name of Registrant as Specified in Its Charter)

                             SouthBanc Shares, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
              N/A
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(2)   Aggregate number of securities to which  transactions  applies:
              N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
              N/A
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(4)   Proposed maximum aggregate value of transaction:
              N/A
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
              N/A
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(2)   Form, schedule or registration statement no.:
              N/A
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(3)   Filing party:
              N/A
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(4)   Date filed:
              N/A
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                       [SOUTHBANC SHARES, INC. LETTERHEAD]


Dear Perpetual Bank ESOP Participant:

      In connection with the Annual Meeting of Stockholders of SouthBanc Shares, Inc. (the "Company"), the holding company for Perpetual Bank, A Federal Savings Bank and Heritage Federal Bank, you may direct the voting of the shares of SouthBanc Shares, Inc. common stock ("Common Stock") held by the Perpetual Bank, A Federal Savings Bank Employee Stock Ownership Plan ("ESOP") Trust allocated to your account in the ESOP.

      On behalf of the Board of Directors, I am forwarding to you a green voting instruction form provided for the purpose of conveying your voting instructions to the trustees of the ESOP. Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders on January 17, 2001.

      As of December 14, 2000, the record date for the Annual Meeting of Stockholders, the ESOP Trust held 184,148 shares of Common Stock, 38,967 shares of which have been allocated to participants' accounts in the ESOP. These shares of Common Stock will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP trustees. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP trustees, will be voted by the committee administering the ESOP, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

      At this time, in order to direct the voting of the shares allocated to your account under the ESOP, please complete and sign the enclosed green voting instruction form and return it in the enclosed postage-paid envelope no later than January 10, 2001. Your vote will not be revealed, directly or indirectly, to any other officer or employee or director of the Company, Perpetual Bank or Heritage Federal Bank. The votes will be tallied and the ESOP trustees will use the voting instructions received to vote the number of shares in the ESOP Trust.

                                          Sincerely,

Name:
Shares:

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I, the undersigned, understand that the ESOP trustees are the holders of record and custodian of all shares of SouthBanc Shares, Inc. (the "Company") common stock attributable to me under the Perpetual Bank Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on January 17, 2001.

      Accordingly, you are to vote my shares as follows:

                                                VOTE   VOTE
                                                FOR   WITHHELD
                                                ---   --------
1.    The election as director of the nominees  |_|     |_|
      listed below (except as marked to the
      contrary below).

      F. Stevon Kay
      Robert W. "Lujack" Orr
      John C. Owings, II

      INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
      FOR ANY INDIVIDUAL NOMINEE, WRITE THE
      NOMINEE'S NAME ON THE LINE BELOW.


                                                      FOR   AGAINST   ABSTAIN
                                                      ---   -------   -------
2.    The ratification of the SouthBanc Shares, Inc.  |_|     |_|       |_|
      2001 Stock Option Plan

                                                      FOR   AGAINST   ABSTAIN
                                                      ---   -------   -------
3.    The ratification of Elliot, Davis & Company     |_|     |_|       |_|
      LLP as independent auditors for the fiscal year ending September 30, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      The ESOP Trustees are hereby authorized to vote any shares attributable to me as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals presented and FOR other matters as recommended by the Board of Directors.

----------------------------                  -------------------------------
Date                                          Signature

Please date, sign and return this form in the enclosed envelope no later than January 10, 2001.

                       [SOUTHBANC SHARES, INC. LETTERHEAD]

Dear Heritage Federal Bank ESOP Participant:

      In connection with the Annual Meeting of Stockholders of SouthBanc Shares, Inc. (the "Company"), the holding company for Perpetual Bank, A Federal Savings Bank and Heritage Federal Bank, you may direct the voting of the shares of SouthBanc Shares, Inc. common stock ("Common Stock") held by the Heritage Federal Bank Employee Stock Ownership Plan ("ESOP") Trust allocated to your account in the ESOP.

      On behalf of the Board of Directors, I am forwarding to you a yellow voting instruction form provided for the purpose of conveying your voting instructions to the trustees of the ESOP. Also enclosed is an Annual Report to Stockholders and a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders on January 17, 2001.

      As of December 14, 2000, the record date for the Annual Meeting of Stockholders, the ESOP Trust held 31,667 shares of Common Stock, 31,667 shares of which have been allocated to participants' accounts in the ESOP. These shares will be voted as directed by the participants; provided timely instructions from the participants are received by the ESOP trustees. The unallocated shares in the ESOP Trust and the allocated shares for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee, will be voted by the committee administering the ESOP, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

      At this time, in order to direct the voting of the shares of Common Stock allocated to your account under the ESOP, please complete and sign the enclosed yellow voting instruction form and return it in the enclosed postage-paid envelope no later than January 10, 2001. Your vote will not be revealed, directly or indirectly, to any other officer or employee or director of the Company, Perpetual Bank or Heritage Federal Bank. The votes will be tallied and then the ESOP trustees will use the voting instructions received to vote the number of shares in the ESOP Trust.


           Sincerely,

Name:
Shares:

                             VOTE AUTHORIZATION FORM
                             -----------------------

      I, the undersigned, understand that the ESOP trustees are the holders of record and custodian of all shares of SouthBanc Shares, Inc. (the "Company") common stock attributable to me under the Heritage Federal Bank Employee Stock Ownership Plan and Trust. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on January 17, 2001.

      Accordingly, you are to vote my shares as follows:

                                                      VOTE         VOTE
                                                      FOR         WITHHELD
                                                      ---         --------
1.    The election as director of the nominees        |_|            |_|
      listed below (except as marked to the
      contrary below).

      F. Stevon Kay
      Robert W. "Lujack" Orr
      John C. Owings, II

      INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
      FOR ANY INDIVIDUAL NOMINEE, WRITE THE
      NOMINEE'S NAME ON THE LINE BELOW.


                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
2.    The ratification of the SouthBanc Shares, Inc.     |_|     |_|        |_|
      2001 Stock Option Plan

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
3.    The ratification of Elliot, Davis & Company LLP    |_|     |_|        |_|
      as independent auditors for the fiscal
      year ending September 30, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      The ESOP Trustees are hereby authorized to vote any shares attributable to me as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals presented and FOR other matters as recommended by the Board of Directors.

----------------------------                  -------------------------------
Date                                          Signature

Please date, sign and return this form in the enclosed envelope no later than January 10, 2001.